Summary Prospectus
April 30, 2014

HATTERAS ALPHA HEDGED STRATEGIES FUND

Ticker Symbol:
NO LOAD	ALPHX
CLASS A	APHAX
CLASS C	APHCX
INSTITUTIONAL CLASS	ALPIX

Before you invest, you may want to review the Hatteras Alpha Hedged Strategies Fund’s (the “Alpha Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2014, as supplemented, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at hatterasfunds.com/literature. You can also get this information at no cost by calling 1-877-569-2382 or by sending an email request to clientsupport@hatterasfunds.com.

Investment Objective
The Hatteras Alpha Hedged Strategies Fund seeks to achieve consistent returns with low correlation to traditional financial market indices while maintaining a high correlation to the Hedge Fund Research, Inc. (“HFRI”) Fund of Funds Composite Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Alpha Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and in the “How to Purchase Shares” section on page 77 of the Fund’s Prospectus and the “Purchase, Redemption and Pricing of Shares” section on page 51 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	No Load	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%(1)	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		No Load		Class A		Class C		Institutional Class
Management Fees		0.25%		0.25%		0.25%		0.25%
Distribution and Service (Rule 12b-1) Fees		None		0.25%		1.00%		None
Other Expenses		2.50%		2.25%		2.25%		1.50%
Shareholder Servicing Fee	0.25%		0.00%		0.00%		0.00%
Operating Services Fee	1.59%		1.59%		1.59%		0.84%
Interest Expense and Dividends on Short Positions of Underlying Investments	0.66%		0.66%		0.66%		0.66%
Acquired Fund Fees and Expenses		1.99%		1.99%		1.99%		1.99%
Total Annual Fund Operating Expenses		4.74%		4.74%		5.49%		3.74%
Less: Fee Waivers and Expense Reimbursements		-1.09%		-0.59%		-0.59%		-0.09%
Net Annual Fund Operating Expenses(2)		3.65%		4.15%		4.90%		3.65%

(1)	Purchases of $1 million and more held less than 18 months may be subject to a contingent deferred sales charge of up to 1.00%.
(2)
The net fees and expenses of the Fund (which exclude brokerage commissions and portfolio trading transfer tax, interest on Fund borrowings, dividends and interest paid on short sales, taxes, acquired fund fees and expenses associated with investments in non-affiliated investment companies, litigation and other extraordinary expenses) do not exceed 2.99%, 2.99%, 3.49% and 4.24% of average daily net assets for the Institutional Class shares, No Load shares, Class A shares and Class C shares, respectively (the “Expense Caps”).  Hatteras Alternative Mutual Funds, LLC (the “Advisor”) has contractually agreed to waive all or a portion of its operating services fees and/or pay expenses of the Fund to ensure that its Net Annual Fund Operating Expenses do not exceed the Expense Caps.  The Expense Caps will remain in effect through at least April 30, 2015 and may be terminated only by the Hatteras Alternative Mutual Funds Trust’s (the “Trust”) Board of Trustees.  The Advisor is permitted to recoup waived fees and expense reimbursements made during the prior three fiscal years, subject to the foregoing expense limits.

2

Example
This Example is intended to help you compare the cost of investing in the Alpha Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load	$367	$1,331	$2,299	$4,742
Class A	$872	$1,785	$2,703	$5,018
Class C	$490	$1,584	$2,667	$5,328
Institutional Class	$367	$1,135	$1,922	$3,979

Portfolio Turnover
The Alpha Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies
As a mutual fund of funds, the Hatteras Alpha Hedged Strategies Fund pursues its investment objective by investing primarily in a portfolio of one or more affiliated investment companies (such as the Long/Short Equity Portfolio, Market Neutral Portfolio, Relative Value—Long/Short Debt Portfolio, Event Driven Portfolio and Managed Futures Strategies Portfolio) (the “Underlying Funds”).  The Fund invests its assets with a weighting in one or more of the Underlying Funds consistent with its objective of achieving consistent returns with low correlation to traditional financial market indices such as the S&P 500® Index, while maintaining a high correlation to the HFRI Fund of Funds Composite Index.  The Advisor selects Sub-Advisors for the Underlying Funds and allocates the assets of each Underlying Fund among its respective Sub-Advisors.  The Fund may also invest in other non-affiliated investment companies primarily including exchange-traded funds (“ETFs”) (collectively, with the Underlying Funds, the “Underlying Investments”).

The Alpha Fund is classified as diversified.  The Fund’s strategy to achieve its objective is to primarily invest, indirectly through its investment in one or more of the Underlying Investments, its assets in publicly traded securities that afford strategic and tactical opportunities to employ hedged strategies.

Other than assets temporarily invested for defensive purposes, the Alpha Fund’s assets will be invested in one or more of the Underlying Investments and not directly in equity, debt or derivative securities.  The investment policies and restrictions with regard to investments and the associated risks set forth below and throughout this Prospectus are those of the Underlying Investments and are applicable to the Fund as a result of the Fund’s investment in the Underlying Investments.  The Fund’s performance and ability to achieve its objective relies on that of the Underlying Investments in which it invests.

The Alpha Fund has no policy with respect to the capitalization of issuers in which it may invest and thus may invest in securities of all market capitalizations (small, mid and large capitalization companies).  These securities may include common and preferred stock, and other debt instruments including convertible debt, options and futures, as well as privately negotiated options.  The Fund is not limited by maturity, duration or credit quality when investing in debt instruments.

The Alpha Fund, through its investment in the Underlying Investments, may invest in foreign securities (including those from developing countries), depositary receipts relating to foreign securities and may enter into equity, interest rate, index and currency rate swap agreements.  Derivative instruments in which the Fund may invest through its investment in the Underlying Investments include options, futures and swaps.  The Fund, indirectly through its investment in the Underlying Investments, invests in these types of instruments to both reduce risk through hedging, or to take market risk.  Through its investment in the Underlying Investments, the Fund may invest a substantial portion of its assets in securities that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities.  While the Fund may invest a substantial portion of its assets in restricted securities, it may not invest more than 15% of its net assets in illiquid securities.  The Underlying Investments may also invest up to 100% of their assets in shares of other investment companies that invest in the types of securities mentioned above, including shares of ETFs.

The Advisor seeks to utilize multiple Underlying Investments, rather than a single portfolio, that employ various investment strategies whose performance is not correlated with major financial market indices.  The Advisor believes that the use of such Underlying Investments may mitigate losses in generally declining markets because the Alpha Fund will be invested in multiple Underlying Investments utilizing non-correlated strategies.  However, there can be no assurance that losses will be avoided.  Investment strategies that have historically been non-correlated or demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times, such as during a liquidity crisis in global financial markets.  During such periods, certain hedging strategies may cease to function as anticipated.  Brief descriptions of the major absolute return strategies to be employed by the Underlying Investments are included in the list below.

•	Long/Short Equity - This strategy employs long and short trading in common stock and preferred stock of U.S. and foreign issuers and attempts to achieve capital appreciation.

•
Market Neutral - This strategy is designed to exploit equity market inefficiencies, which involves being simultaneously invested in long and short matched equity portfolios generally of the same size, usually in the same market and attempts to achieve capital appreciation.

•
Relative Value—Long/Short Debt - This strategy is designed to take advantage of perceived discrepancies in the market prices of certain convertible bond, common stock, fixed income and derivative securities, and attempts to achieve current income, capital preservation and capital appreciation.

•	Managed Futures Strategies - This strategy is designed to capture macroeconomic trends in the commodities and financial futures markets.

•	Event Driven - This strategy is designed to invest in securities whose prices are or will be impacted by a corporate event and attempts to achieve capital appreciation.

Principal Risks of Investing in the Fund
Losing all or a portion of your investment is a risk of investing in the Alpha Fund.  The following additional risks could affect the value of your investment:

•
Aggressive Investment Risks:  The Underlying Investments may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales (which involve the risk of an unlimited increase in the market of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions. Although many of the Underlying Investments use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Underlying Investments may use long only or short only strategies. The strategies employed by the Alpha Fund generally will emphasize hedged positions rather than non-hedged positions in securities and derivatives in an effort to protect against losses due to general movements in market prices; however, no assurance can be given that such hedging will be successful or that consistent returns will be achieved.

•
Arbitrage Trading Risks: The principal risk associated with the Underlying Investments’ arbitrage investment strategies is that the underlying relationships between securities in which the Underlying Investments take investment positions may change in an adverse manner, in which case the Underlying Investments may realize losses.

•
Hedging Risks: The Underlying Investments may engage in various hedging practices, including by using short sales and put and call options, which entail substantial risks. For example, merger arbitrage strategies generally involve purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. If an acquisition is called off or otherwise not completed, each Underlying Investment may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when an Underlying Investment desires.

•
Shares of Other Investment Companies Risks: The Alpha Fund and the Underlying Investments may invest in or sell short shares of other investment companies, including ETFs as a means to pursue their investment objectives.  As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in the Underlying Investments.  You will indirectly bear fees and expenses charged by the Underlying Investments in addition to the Fund’s direct fees and expenses.  Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

•
Derivative Securities Risks: The Underlying Investments may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Underlying Investments and therefore the Alpha Fund. The Underlying Investments could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Underlying Investments are unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

•
Options and Futures Risks: The Underlying Investments may invest in options and futures contracts. The Underlying Investments also may invest in so-called “synthetic options” or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Underlying Investments bear the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Underlying Investments may have difficulty closing out their positions.

•
Smaller Capitalization Risks: The Underlying Investments may invest in securities without regard to market capitalization. Investments in securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and issuers are more typically subject to changes in earnings and future earnings prospects.

•
Credit Risk: Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” and “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities.

•
Interest Rate Risk: Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•
Swap Agreement Risks: The Underlying Investments may enter into equity, interest rate, index, commodity, credit default and currency rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party. The Underlying Investments bear the risk that the counter-party that entered into a swap agreement will be unable or unwilling to perform its obligations under the swap agreement.

•
Foreign Securities Risks: The Underlying Investments may invest in foreign securities, foreign currency contracts and depositary receipts relating to foreign securities. Investments in foreign financial markets, including developing countries, present political, regulatory and economic risks which are significant and which may differ in kind and degree from the risks presented by investments in the U.S. financial markets. These may include changes in foreign currency exchange rates or controls, greater price volatility, differences in accounting standards and policies and in the type and nature of disclosures required to be provided by foreign issuers, substantially less liquidity, controls on foreign investment, and limitations on repatriation of invested capital. The exposure of the Underlying Investments to developing country financial markets may involve greater risk than a portfolio that invests only in developed country financial markets.

•
Illiquid Securities Risk:  Illiquid securities involve the risk that the securities will not be able to be sold at the time or prices desired by the Alpha Fund or the Underlying Investments. Illiquid securities are not readily marketable and may include some restricted securities that may be resold to qualified institutional buyers in private transactions but otherwise would not have a regular secondary trading market.

•
Managed Futures Strategy/Commodities Risks. Exposure to the commodities markets through investment in managed futures programs may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

Performance
The following performance information indicates some of the risks of investing in the Alpha Fund.  The bar chart illustrates how the performance of the Fund’s No Load shares (the Class with the longest period of annual returns) has varied from year to year and does not reflect deduction of sales charges.  If sales charges were included, the return figures would be lower.  The table illustrates how the Fund’s No Load, Class C, Class A and Institutional Class shares average annual returns for 1, 5 and 10 years, as applicable, and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.  Updated performance information is available on the Fund’s website at hatterasfunds.com/performance or by calling the Fund toll-free at 1-877-569-2382.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Alpha Fund’s No Load shares’ highest quarterly return was 10.05% for the quarter ended June 30, 2009, and the lowest quarterly return was -18.65% for the quarter ended December 31, 2008.

Average Annual Total Returns
For the Periods Ended December 31, 2013
No Load Shares	One Year	Five Year	Ten Year	Since Inception (9/23/2002)	Since Inception (8/1/2006)	Since Inception (5/2/2011)	Since Inception (9/30/2011)
Return Before Taxes	8.97%	6.59%	2.98%	2.73%	N/A	N/A	N/A
Return After Taxes on Distributions	8.97%	6.10%	2.49%	2.30%	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	5.08%	4.96%	2.21%	2.04%	N/A	N/A	N/A
Class C Shares
Return Before Taxes	8.27%	5.77%	N/A	N/A	-0.12%	N/A	N/A
Class A Shares
Return Before Taxes	3.87%	N/A	N/A	N/A	N/A	0.66%	N/A
Institutional Class Shares
Return Before Taxes	10.12%	N/A	N/A	N/A	N/A	N/A	6.37%
HFRI Fund of Funds Composite Index* (reflects no deduction for fees, expenses, or taxes)	8.74%	4.83%	3.36%	4.11%	2.08%	1.91%	5.74%
*
HFRI Fund of Funds Composite Index since inception annualized returns data is only available for monthly periods. Since inception annualized returns for No Load, Class C, Class A and Institutional Class shares begins on 9/30/2002, 7/31/2006, 4/30/2011 and 9/30/2011, respectively.

After–tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Management
Investment Advisor:  Hatteras Alternative Mutual Funds, LLC is the investment advisor of the Alpha Fund.

Portfolio Managers:  The Alpha Fund is managed by of the following co-portfolio managers.

Portfolio Managers	Years of Service with the Fund	Primary Title
Robert Murphy, CFA, FRM, CAIA	4.5	Chief Investment Officer
Michael P. Hennen, CFA	4.5	Director, Portfolio Management
Roger Tyler Powers, III, CFA	3	Director, Portfolio Management

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Alpha Fund shares on any business day by written request via mail (Hatteras Alpha Hedged Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-877-569-2382, or through a financial intermediary.  You may also purchase and redeem Fund shares by wire transfer.  Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
No Load, Class A, Class C
Regular	$1,000	$250
Retirement Accounts	$1,000	$250
Automatic Investment Plan	$1,000	$100
Institutional Class	$1 million	None

Tax Information
The Alpha Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Alpha Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.